Exhibit 21.1

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
2012 CMBS-I GP LLC	Delaware
2012 CMBS-I Management LLC	Delaware
2012 CMBS-II GP LLC	Delaware
2012 CMBS-II Management LLC	Delaware
2012 CMBS-III GP LLC	Delaware
2012 CMBS-III Management LLC	Delaware
A/A Capital Management, LLC	Delaware
A/A Investor I, LLC	Delaware
A-A Mortgage Opportunities Corp.	Delaware
AAA Associates (Co-Invest VII GP), Ltd.	Cayman Islands
AAA Associates (Co-Invest VII), L.P.	Cayman Islands
AAA Associates, L.P.	Guernsey
AAA Guernsey Limited	Guernsey
AAA Holdings GP Limited	Guernsey
AAA Holdings, L.P.	Guernsey
AAA Life Re Carry, L.P.	Cayman Islands
AAA MIP Limited	Guernsey
AAM GP Ltd.	Cayman Islands
ACC Advisors A/B, LLC	Delaware
ACC Advisors C, LLC	Delaware
ACC Advisors D, LLC	Delaware
ACC Management, LLC	Delaware
ACREFI Management, LLC	Delaware
AEM GP, LLC	Delaware
AES Advisors II GP, LLC	Delaware
AES Advisors II, L.P.	Cayman Islands
AES Co-Investors II, LLC	Delaware
AGM India Advisors Private Limited	India
AGRE - CRE Debt Manager, LLC	Delaware
AGRE - DCB, LLC	Delaware
AGRE - E Legacy Management, LLC	Delaware
AGRE - E2 Legacy Management, LLC	Delaware
AGRE Asia Pacific Legacy Management, LLC	Delaware
AGRE Asia Pacific Management, LLC	Delaware
AGRE Asia Pacific Real Estate Advisors GP, Ltd	Cayman Islands
AGRE Asia Pacific Real Estate Advisors, L.P.	Cayman Islands
AGRE CMBS GP II LLC	Delaware
AGRE CMBS GP LLC	Delaware
AGRE CMBS Management II LLC	Delaware
AGRE CMBS Management LLC	Delaware
AGRE Debt Fund I GP, Ltd.	Cayman Islands
AGRE Europe Co-Invest Advisors GP, LLC	Marshall Islands
AGRE Europe Co-Invest Advisors, L.P.	Marshall Islands
AGRE Europe Co-Invest Management GP, LLC	Marshall Islands
AGRE Europe Co-Invest Management, L.P.	Marshall Islands
AGRE Europe Legacy Management, LLC	Delaware
AGRE Europe Management, LLC	Delaware
AGRE GP Holdings, LLC	Delaware
AGRE NA Legacy Management, LLC	Delaware
AGRE NA Management, LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
AGRE U.S. Real Estate Advisors Cayman, Ltd.	Cayman Islands
AGRE U.S. Real Estate Advisors GP, LLC	Delaware
AGRE U.S. Real Estate Advisors, L.P.	Delaware
AHL 2014 Investor GP, Ltd.	Cayman Islands
AIF III Management, LLC	Delaware
AIF V Management, LLC	Delaware
AIF VI Management, LLC	Delaware
AIF VII Management, LLC	Delaware
AIF VIII Management, LLC	Delaware
AION Co-Investors (D) Ltd	Mauritius
ALM IV, Ltd.	Cayman Islands
ALM Loan Funding 2010-1, LLC	Delaware
ALM Loan Funding 2010-3, LLC	Delaware
ALM V, Ltd.	Cayman Islands
ALM VI, Ltd.	Cayman Islands
ALM VII (R), LLC	Delaware
ALM VII (R)-2, LLC	Delaware
ALM VII(R), Ltd.	Cayman Islands
ALM VII(R)-2, Ltd.	Cayman Islands
ALM VII, Ltd.	Cayman Islands
ALM VIII, Ltd.	Cayman Islands
ALM X, LLC	Delaware
ALM X, Ltd.	Cayman Islands
ALM XI, LLC	Delaware
ALM XI, Ltd.	Cayman Islands
ALM XIV, LLC	Delaware
ALM XIV, Ltd.	Cayman Islands
ALME Loan Funding II Limited	Ireland
ALME Loan Funding III Limited	Ireland
AMH Holdings (Cayman), L.P.	Cayman Islands
AMH Holdings GP, Ltd.	Cayman Islands
AMI (Holdings), LLC	Delaware
AMI (Luxembourg) S.a r.l.	Luxembourg
ANRP EPE GenPar, Ltd.	Cayman Islands
ANRP PG GenPar, Ltd.	Cayman Islands
ANRP Talos GenPar, Ltd.	Cayman Islands
AP Alternative Assets, L.P.	Guernsey
AP AOP VII Transfer Holdco, LLC	Delaware
AP Transport LLC	Delaware
AP TSL Funding, LLC	Delaware
APH HFA Holdings GP, Ltd	Cayman Islands
APH HFA Holdings, L.P.	Cayman Islands
APH Holdings (DC), L.P.	Cayman Islands
APH Holdings (FC), L.P.	Cayman Islands
APH Holdings, L.P.	Cayman Islands
APH I (Sub I), Ltd.	Cayman Islands
APH III (Sub I), Ltd.	Cayman Islands
APO (FC II), LLC	Anguilla
APO (FC), LLC	Anguilla
APO Asset Co., LLC	Delaware
APO Corp.	Delaware
Apollo Achilles Co-Invest GP, LLC	Anguilla

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
Apollo Administration GP Ltd.	Cayman Islands
Apollo Advisors (Mauritius) Ltd.	Mauritius
Apollo Advisors (MHE), LLC	Delaware
Apollo Advisors IV, L.P.	Delaware
Apollo Advisors V (EH Cayman), L.P.	Cayman Islands
Apollo Advisors V (EH), LLC	Anguilla
Apollo Advisors V, L.P.	Delaware
Apollo Advisors VI (APO DC), L.P.	Delaware
Apollo Advisors VI (APO DC-GP), LLC	Delaware
Apollo Advisors VI (APO FC), L.P.	Cayman Islands
Apollo Advisors VI (APO FC-GP), LLC	Anguilla
Apollo Advisors VI (EH), L.P.	Cayman Islands
Apollo Advisors VI (EH-GP), Ltd.	Cayman Islands
Apollo Advisors VI, L.P.	Delaware
Apollo Advisors VII (APO DC), L.P.	Delaware
Apollo Advisors VII (APO DC-GP), LLC	Delaware
Apollo Advisors VII (APO FC), L.P.	Cayman Islands
Apollo Advisors VII (APO FC-GP), LLC	Anguilla
Apollo Advisors VII (EH), L.P.	Cayman Islands
Apollo Advisors VII (EH-GP), Ltd.	Cayman Islands
Apollo Advisors VII, L.P.	Delaware
Apollo Advisors VIII (APO DC), L.P.	Delaware
Apollo Advisors VIII (APO DC-GP), LLC	Delaware
Apollo Advisors VIII (EH), L.P.	Cayman Islands
Apollo Advisors VIII (EH-GP), Ltd.	Cayman Islands
Apollo Advisors VIII, L.P.	Delaware
Apollo AGRE APREF Co-Investors (D), L.P.	Cayman Islands
Apollo AGRE Prime Co-Investors (D), LLC	Anguilla
Apollo AGRE USREF Co-Investors (B), LLC	Delaware
Apollo AIE II Co-Investors (B), L.P.	Cayman Islands
Apollo AION Capital Partners GP, LLC	Delaware
Apollo AION Capital Partners, L.P.	Cayman Islands
Apollo ALS Holdings II GP, LLC	Delaware
Apollo ALST GenPar, Ltd.	Cayman Islands
Apollo ALST Voteco, LLC	Delaware
Apollo Alteri Investments Advisors, L.P.	Cayman Islands
Apollo Alteri Investments Management, Ltd.	Cayman Islands
Apollo Alternative Assets GP Limited	Cayman Islands
Apollo Alternative Assets, L.P.	Cayman Islands
Apollo Alternative Credit Absolute Return Advisors LLC	Delaware
Apollo Alternative Credit Absolute Return Management LLC	Delaware
Apollo Alternative Credit Long Short Advisors LLC	Delaware
Apollo Alternative Credit Long Short Management LLC	Delaware
Apollo Anguilla B LLC	Anguilla
Apollo ANRP Advisors (APO DC), L.P.	Delaware
Apollo ANRP Advisors (APO DC-GP), LLC	Delaware
Apollo ANRP Advisors (APO FC), L.P.	Cayman Islands
Apollo ANRP Advisors (APO FC-GP), LLC	Anguilla
Apollo ANRP Advisors (IH), L.P.	Cayman Islands
Apollo ANRP Advisors (IH-GP), LLC	Anguilla
Apollo ANRP Advisors, L.P.	Delaware
Apollo ANRP Capital Management, LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
Apollo ANRP Co-Investors (D), L.P.	Delaware
Apollo ANRP Co-Investors (DC-D), L.P.	Delaware
Apollo ANRP Co-Investors (FC-D), LP	Anguilla
Apollo ANRP Co-Investors (IH-D), LP	Anguilla
Apollo ANRP Fund Administration, LLC	Delaware
Apollo APC Advisors, L.P.	Cayman Islands
Apollo APC Capital Management, LLC	Anguilla
Apollo APC Management GP, LLC	Delaware
Apollo APC Management, L.P.	Delaware
Apollo Arrowhead Management, LLC	Delaware
Apollo Asia Administration, LLC	Delaware
Apollo Asia Advisors, L.P.	Delaware
Apollo Asia Capital Management, LLC	Delaware
Apollo Asia Management GP, LLC	Delaware
Apollo Asia Management, L.P.	Delaware
Apollo Asian Infrastructure Management, LLC	Delaware
Apollo ASPL Management, LLC	Delaware
Apollo Athlon GenPar, Ltd.	Cayman Islands
Apollo BSL Management, LLC	Delaware
Apollo Capital Credit Management, LLC	Delaware
Apollo Capital Management GP, LLC	Delaware
Apollo Capital Management IV, Inc.	Delaware
Apollo Capital Management V, Inc.	Delaware
Apollo Capital Management VI, LLC	Delaware
Apollo Capital Management VII, LLC	Delaware
Apollo Capital Management VIII, LLC	Delaware
Apollo Capital Management, L.P.	Delaware
Apollo Capital Spectrum Advisors, LLC	Delaware
Apollo Capital Spectrum Management, LLC	Delaware
Apollo Centre Street Advisors (APO DC), L.P.	Delaware
Apollo Centre Street Advisors (APO DC-GP), LLC	Delaware
Apollo Centre Street Co-Investors (DC-D), L.P.	Delaware
Apollo Centre Street Management, LLC	Delaware
Apollo CIP European SMAs & CLOs, L.P.	Cayman Islands
Apollo CIP GenPar, Ltd.	Cayman Islands
Apollo CIP Global SMAs, L.P.	Cayman Islands
Apollo CIP Hedge Funds, L.P.	Cayman Islands
Apollo CIP Partner Pool, L.P.	Cayman Islands
Apollo CIP Professionals, L.P.	Delaware
Apollo CIP Structured Credit, L.P.	Cayman Islands
Apollo CIP US SMAs, L.P.	Cayman Islands
Apollo CKE GP, LLC	Delaware
Apollo COF I Capital Management, LLC	Delaware
Apollo COF II Capital Management, LLC	Delaware
Apollo COF Investor, LLC	Delaware
Apollo Co-Investment Capital Management, LLC	Delaware
Apollo Co-Investment Management, LLC	Delaware
Apollo Co-Investors Manager, LLC	Delaware
Apollo Co-Investors VI (D), L.P.	Delaware
Apollo Co-Investors VI (DC-D), L.P.	Delaware
Apollo Co-Investors VI (EH-D), LP	Anguilla
Apollo Co-Investors VI (FC-D), LP	Anguilla

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
Apollo Co-Investors VII (D), L.P.	Delaware
Apollo Co-Investors VII (DC-D), L.P.	Delaware
Apollo Co-Investors VII (EH-D), LP	Anguilla
Apollo Co-Investors VII (FC-D), L.P.	Anguilla
Apollo Co-Investors VII (NR D), L.P.	Delaware
Apollo Co-Investors VII (NR DC-D), L.P.	Delaware
Apollo Co-Investors VII (NR EH-D), LP	Anguilla
Apollo Co-Investors VII (NR FC-D), LP	Anguilla
Apollo Co-Investors VIII (D), L.P.	Delaware
Apollo Co-Investors VIII (DC-D), L.P.	Delaware
Apollo Co-Investors VIII (EH-D), L.P.	Cayman Islands
Apollo Commodities Management GP, LLC	Delaware
Apollo Commodities Management, L.P., with respect to Series I	Delaware
Apollo Commodities Partners Fund Administration, LLC	Delaware
Apollo Consumer Credit Advisors, LLC	Delaware
Apollo Consumer Credit Fund, L.P.	Delaware
Apollo Consumer Credit Master Fund, L.P.	Delaware
Apollo Credit Advisors I, LLC	Delaware
Apollo Credit Advisors II, LLC	Delaware
Apollo Credit Advisors III, LLC	Delaware
Apollo Credit Capital Management, LLC	Delaware
Apollo Credit Fund LP	Delaware
Apollo Credit Funding I Ltd.	Cayman Islands
Apollo Credit Funding III Ltd.	Cayman Islands
Apollo Credit Income Advisors LLC	Delaware
Apollo Credit Income Co-Investors (D) LLC	Delaware
Apollo Credit Income Management LLC	Delaware
Apollo Credit Liquidity Advisors, L.P.	Delaware
Apollo Credit Liquidity Capital Management, LLC	Delaware
Apollo Credit Liquidity CM Executive Carry, L.P.	Delaware
Apollo Credit Liquidity Investor, LLC	Delaware
Apollo Credit Liquidity Management GP, LLC	Delaware
Apollo Credit Liquidity Management, L.P.	Delaware
Apollo Credit Management (CLO), LLC	Delaware
Apollo Credit Management (European Senior Debt), LLC	Delaware
Apollo Credit Management (Senior Loans) II, LLC	Delaware
Apollo Credit Management (Senior Loans), LLC	Delaware
Apollo Credit Management, LLC	Delaware
Apollo Credit Opportunity Advisors I, L.P.	Delaware
Apollo Credit Opportunity Advisors II, L.P.	Delaware
Apollo Credit Opportunity Advisors III (APO FC) GP LLC	Delaware
Apollo Credit Opportunity Advisors III (APO FC) LP	Delaware
Apollo Credit Opportunity Advisors III GP LLC	Delaware
Apollo Credit Opportunity Advisors III LP	Delaware
Apollo Credit Opportunity CM Executive Carry I, L.P.	Delaware
Apollo Credit Opportunity CM Executive Carry II, L.P.	Delaware
Apollo Credit Opportunity Co-Investors III (D) LLC	Delaware
Apollo Credit Opportunity Management III LLC	Delaware
Apollo Credit Opportunity Management, LLC	Delaware
Apollo Credit Senior Loan Fund, L.P.	Delaware
Apollo Credit Short Opportunities Advisors LLC	Delaware
Apollo Credit Short Opportunities Co-Investors (D), LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
Apollo Credit Short Opportunities Management, LLC	Delaware
Apollo Emerging Markets Absolute Return Advisors GP LLC	Delaware
Apollo Emerging Markets Absolute Return Advisors LP	Cayman Islands
Apollo Emerging Markets Absolute Return Co-Investors (D) GP LLC	Delaware
Apollo Emerging Markets Absolute Return Co-Investors (D) LP	Delaware
Apollo Emerging Markets Absolute Return Management LLC	Delaware
Apollo Emerging Markets Fixed Income Strategies Advisors GP, LLC	Delaware
Apollo Emerging Markets Fixed Income Strategies Advisors, L.P.	Cayman Islands
Apollo Emerging Markets Fixed Income Strategies Management, LLC	Delaware
Apollo Emerging Markets, LLC	Delaware
Apollo EPF Administration, Limited	Cayman Islands
Apollo EPF Advisors II, L.P.	Cayman Islands
Apollo EPF Advisors, L.P.	Cayman Islands
Apollo EPF Capital Management, Limited	Cayman Islands
Apollo EPF Co-Investors (B), L.P.	Cayman Islands
Apollo EPF Co-Investors II (D), L.P.	Cayman Islands
Apollo EPF Co-Investors II (Euro), L.P.	Cayman Islands
Apollo EPF II Capital Management, LLC	Marshall Islands
Apollo EPF Management GP, LLC	Delaware
Apollo EPF Management II GP, LLC	Delaware
Apollo EPF Management II, L.P.	Delaware
Apollo EPF Management, L.P.	Delaware
Apollo Europe Advisors III, L.P.	Cayman Islands
Apollo Europe Advisors, L.P.	Cayman Islands
Apollo Europe Capital Management III, LLC	Delaware
Apollo Europe Capital Management, Ltd.	Cayman Islands
Apollo Europe Co-Investors III (D), LLC	Delaware
Apollo Europe Management III, LLC	Delaware
Apollo Europe Management, L.P.	Delaware
Apollo European Credit Advisors GP, LLC	Delaware
Apollo European Credit Advisors, L.P.	Cayman Islands
Apollo European Credit Co-Investors, LLC	Delaware
Apollo European Credit Management GP, LLC	Delaware
Apollo European Credit Management, L.P.	Delaware
Apollo European Long Short Advisors GP, LLC	Delaware
Apollo European Long Short Advisors, L.P.	Cayman Islands
Apollo European Long Short Management, LLC	Delaware
Apollo European Senior Debt Advisors II, LLC	Delaware
Apollo European Senior Debt Advisors, LLC	Delaware
Apollo European Senior Debt Management, LLC	Delaware
Apollo European Strategic Advisors GP, LLC	Delaware
Apollo European Strategic Advisors, L.P.	Cayman Islands
Apollo European Strategic Co-Investors, LLC	Delaware
Apollo European Strategic Management GP, LLC	Delaware
Apollo European Strategic Management, L.P.	Delaware
Apollo Executive Carry VII (NR APO DC), L.P.	Delaware
Apollo Executive Carry VII (NR APO FC), L.P.	Cayman Islands
Apollo Executive Carry VII (NR EH), L.P.	Cayman Islands
Apollo Executive Carry VII (NR), L.P.	Delaware
Apollo Franklin Advisors (APO DC), L.P.	Delaware
Apollo Franklin Advisors (APO DC-GP), LLC	Delaware
Apollo Franklin Co-Investors (DC-D), L.P.	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
Apollo Franklin Management, LLC	Delaware
Apollo Fund Administration IV, L.L.C.	Delaware
Apollo Fund Administration V, L.L.C.	Delaware
Apollo Fund Administration VI, LLC	Delaware
Apollo Fund Administration VII, LLC	Delaware
Apollo Fund Administration VIII, LLC	Delaware
Apollo Gaucho GenPar, Ltd	Cayman Islands
Apollo Global Real Estate Management GP, LLC	Delaware
Apollo Global Real Estate Management, L.P.	Delaware
Apollo Global Securities, LLC	Delaware
Apollo GSS GP Limited	Guernsey
Apollo HK TMS Investment Holdings GP, LLC	Delaware
Apollo HK TMS Investment Holdings Management, LLC	Delaware
Apollo India Credit Opportunity Management, LLC	Delaware
Apollo International Management (Canada) ULC	British Columbia
Apollo International Management GP, LLC	Delaware
Apollo International Management, L.P.	Delaware
Apollo Investment Administration, LLC	Delaware
Apollo Investment Consulting LLC	Delaware
Apollo Investment Management, L.P.	Delaware
Apollo Jupiter Resources Co-Invest GP, LLC	Delaware
Apollo Laminates Agent, LLC	Delaware
Apollo Life Asset Ltd.	Cayman Islands
Apollo Lincoln Fixed Income Advisors (APO DC), L.P.	Delaware
Apollo Lincoln Fixed Income Advisors (APO DC-GP), LLC	Delaware
Apollo Lincoln Fixed Income Management, LLC	Delaware
Apollo Lincoln Private Credit Advisors (APO DC), L.P.	Delaware
Apollo Lincoln Private Credit Advisors (APO DC-GP), LLC	Delaware
Apollo Lincoln Private Credit Co-Investors (DC-D), L.P.	Delaware
Apollo Lincoln Private Credit Management, LLC	Delaware
Apollo Longevity, LLC	Delaware
Apollo Management (AOP) VII, LLC	Delaware
Apollo Management (AOP) VIII, LLC	Delaware
Apollo Management (Germany) VI, LLC	Delaware
Apollo Management (UK) VI, LLC	Delaware
Apollo Management (UK), L.L.C.	Delaware
Apollo Management Advisors Espana, S.L.U.	Spain
Apollo Management Advisors GmbH	Germany
Apollo Management Asia Pacific Limited	Hong Kong
Apollo Management GP, LLC	Delaware
Apollo Management Holdings GP, LLC	Delaware
Apollo Management Holdings, L.P.	Delaware
Apollo Management III, L.P.	Delaware
Apollo Management International LLP	United Kingdom
Apollo Management IV, L.P.	Delaware
Apollo Management Singapore Pte Ltd.	Singapore
Apollo Management V, L.P.	Delaware
Apollo Management VI, L.P.	Delaware
Apollo Management VII, L.P.	Delaware
Apollo Management VIII, L.P.	Delaware
Apollo Management, L.P.	Delaware
Apollo Maritime Management, LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
Apollo Master Fund Administration, LLC	Delaware
Apollo Master Fund Feeder Advisors, L.P.	Delaware
Apollo Master Fund Feeder Management, LLC	Delaware
Apollo MidCap Holdings (Cayman) GP, Ltd.	Cayman Islands
Apollo MidCap Holdings (Cayman), L.P.	Cayman Islands
Apollo NA Management II, LLC	Delaware
Apollo Offshore Credit Fund Ltd.	Cayman Islands
Apollo Palmetto Advisors, L.P.	Delaware
Apollo Palmetto Athene Advisors, L.P.	Delaware
Apollo Palmetto Athene Management, LLC	Delaware
Apollo Palmetto HFA Advisors, L.P.	Delaware
Apollo Palmetto Management, LLC	Delaware
Apollo Parallel Partners Administration, LLC	Delaware
Apollo PE VIII Director, LLC	Anguilla
Apollo PG GenPar, Ltd.	Cayman Islands
Apollo Principal Holdings I GP, LLC	Delaware
Apollo Principal Holdings I, L.P.	Delaware
Apollo Principal Holdings II GP, LLC	Delaware
Apollo Principal Holdings II, L.P.	Delaware
Apollo Principal Holdings III GP, Ltd.	Cayman Islands
Apollo Principal Holdings III, L.P.	Cayman Islands
Apollo Principal Holdings IV GP, Ltd.	Cayman Islands
Apollo Principal Holdings IV, L.P.	Cayman Islands
Apollo Principal Holdings IX GP, Ltd.	Cayman Islands
Apollo Principal Holdings IX, L.P.	Cayman Islands
Apollo Principal Holdings V GP, LLC	Delaware
Apollo Principal Holdings V, L.P.	Delaware
Apollo Principal Holdings VI GP, LLC	Delaware
Apollo Principal Holdings VI, L.P.	Delaware
Apollo Principal Holdings VII GP, Ltd.	Cayman Islands
Apollo Principal Holdings VII, L.P.	Cayman Islands
Apollo Principal Holdings VIII GP, Ltd.	Cayman Islands
Apollo Principal Holdings VIII, L.P.	Cayman Islands
Apollo Principal Holdings X GP, Ltd.	Cayman Islands
Apollo Principal Holdings X, L.P.	Cayman Islands
Apollo Resolution Servicing GP, LLC	Delaware
Apollo Resolution Servicing, L.P.	Delaware
Apollo Rose GP, L.P.	Cayman Islands
Apollo Royalties Management, LLC	Delaware
Apollo Senior Loan Fund Co-Investors (D), L.P.	Delaware
Apollo SK Strategic Advisors GP, L.P.	Cayman Islands
Apollo SK Strategic Advisors, LLC	Anguilla
Apollo SK Strategic Co-Investors (DC-D), LLC	Marshall Islands
Apollo SK Strategic Management, LLC	Delaware
Apollo SOMA Advisors, L.P.	Delaware
Apollo SOMA Capital Management, LLC	Delaware
Apollo SOMA II Advisors, L.P.	Cayman Islands
Apollo SPN Advisors (APO DC), L.P.	Cayman Islands
Apollo SPN Advisors (APO FC), L.P.	Cayman Islands
Apollo SPN Advisors, L.P.	Cayman Islands
Apollo SPN Capital Management (APO DC-GP), LLC	Anguilla
Apollo SPN Capital Management (APO FC-GP), LLC	Anguilla

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
Apollo SPN Capital Management, LLC	Anguilla
Apollo SPN Co-Investors (D), L.P.	Anguilla
Apollo SPN Co-Investors (DC-D), L.P.	Anguilla
Apollo SPN Co-Investors (FC-D), L.P.	Anguilla
Apollo SPN Management, LLC	Delaware
Apollo ST Capital LLC	Delaware
Apollo ST CLO Holdings GP, LLC	Delaware
Apollo ST Credit Partners GP LLC	Delaware
Apollo ST Credit Strategies GP LLC	Delaware
Apollo ST Debt Advisors LLC	Delaware
Apollo ST Fund Management LLC	Delaware
Apollo ST Operating LP	Delaware
Apollo ST Structured Credit Recovery Partners II GP LLC	Delaware
Apollo Strategic Advisors, L.P.	Cayman Islands
Apollo Strategic Capital Management, LLC	Delaware
Apollo Strategic Management GP, LLC	Delaware
Apollo Strategic Management, L.P.	Delaware
Apollo Structured Credit Recovery Advisors III LLC	Delaware
Apollo Structured Credit Recovery Co-Investors III (D), LLC	Delaware
Apollo Structured Credit Recovery Management III LLC	Delaware
Apollo SVF Administration, LLC	Delaware
Apollo SVF Advisors, L.P.	Delaware
Apollo SVF Capital Management, LLC	Delaware
Apollo SVF Management GP, LLC	Delaware
Apollo SVF Management, L.P.	Delaware
Apollo Talos GenPar, Ltd.	Cayman Islands
Apollo Total Return Advisors GP LLC	Delaware
Apollo Total Return Advisors LP	Cayman Islands
Apollo Total Return Co-Investors (D) GP LLC	Delaware
Apollo Total Return Co-Investors (D) LP	Delaware
Apollo Total Return Management LLC	Delaware
Apollo U.S. Real Estate Advisors GP II, LLC	Delaware
Apollo U.S. Real Estate Advisors II, L.P	Delaware
Apollo USREF Co-Investors II (D), LLC	Delaware
Apollo Value Administration, LLC	Delaware
Apollo Value Advisors, L.P.	Delaware
Apollo Value Capital Management, LLC	Delaware
Apollo Value Management GP, LLC	Delaware
Apollo Value Management, L.P.	Delaware
Apollo Verwaltungs V GmbH	Germany
Apollo VII TXU Administration, LLC	Delaware
Apollo VIII GenPar, Ltd.	Cayman Islands
Apollo Zeus Strategic Advisors, L.P.	Cayman Islands
Apollo Zeus Strategic Advisors, LLC	Delaware
Apollo Zeus Strategic Co-Investors (DC-D), LLC	Delaware
Apollo Zeus Strategic Management, LLC	Delaware
Apollo Zohar Advisors LLC	Delaware
Apollo/Artus Management, LLC	Delaware
ARM Manager, LLC	Delaware
Athene Asset Management, L.P. (Delaware-see CYM entity)	Delaware
Athene Investment Analytics LLC	Delaware
Athene Mortgage Opportunities GP, LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
August Global Management, LLC	Florida
Blue Bird GP, Ltd.	Cayman Islands
Bond3 GP, Ltd.	Cayman Islands
CAI Strategic European Real Estate Advisors GP, LLC	Marshall Islands
CAI Strategic European Real Estate Advisors, L.P.	Marshall Islands
Champ GP, LLC	Delaware
Champ II Luxembourg Holdings S.a r.l.	Luxembourg
Champ L.P.	Cayman Islands
Champ Luxembourg Holdings S.a r.l.	Luxembourg
CMP Apollo LLC	Delaware
Cornerstone CLO, Ltd.	Cayman Islands
CPI Asia G-Fdr General Partner GmbH	Germany
CPI Capital Partners Asia Pacific GP Ltd.	Cayman Islands
CPI Capital Partners Asia Pacific MLP II Ltd.	Cayman Islands
CPI Capital Partners Europe GP Ltd.	Cayman Islands
CPI CCP EU-T Scots GP Ltd.	Scotland
CPI European Carried Interest, L.P.	Delaware
CPI European Fund GP LLC	Delaware
CPI NA Cayman Fund GP L.P.	Cayman Islands
CPI NA Fund GP LP	Delaware
CPI NA GP LLC	Delaware
CPI NA WT Fund GP LP	Delaware
Cyclone Royalties, LLC	Delaware
Delaware Rose GP, L.L.C.	Delaware
EPE Acquisition Holdings, LLC	Delaware
EPF II Team Carry Plan, L.P.	Marshall Islands
Financial Credit I Capital Management, LLC	Delaware
Financial Credit II Capital Management, LLC	Delaware
Financial Credit Investment Advisors I, L.P.	Cayman Islands
Financial Credit Investment Advisors II, L.P.	Cayman Islands
Financial Credit Investment I Manager, LLC	Delaware
Financial Credit Investment II Manager, LLC	Delaware
Granite Ventures II Ltd.	Cayman Islands
Granite Ventures III Ltd	Cayman Islands
Green Bird GP, Ltd.	Cayman Islands
Greenhouse Holdings, Ltd.	Cayman Islands
GSAM Apollo Holdings, LLC	Delaware
Gulf Stream - Compass CLO 2007, Ltd.	Cayman Islands
Gulf Stream - Rashinban CLO 2006-I, Ltd.	Cayman Islands
Gulf Stream - Sextant CLO 2006-1, Ltd.	Cayman Islands
Gulf Stream - Sextant CLO 2007-1, Ltd.	Cayman Islands
Gulf Stream Asset Management, LLC	North Carolina
Gulf Stream-Compass CLO 2005-II, Ltd.	Cayman Islands
Harvest Holdings, LLC	Marshall Islands
Insight Solutions GP, LLC	Delaware
Karpos Investments, LLC	Marshall Islands
Lapithus EPF II Team Carry Plan, L.P.	Marshall Islands
LeverageSource Management, LLC	Delaware
London Prime Apartments Guernsey Holdings Limited	Guernsey
London Prime Apartments Guernsey Limited	Guernsey
Neptune Finance CCS, Ltd.	Cayman Islands
Ohio Haverly Finance Company GP, LLC	Delaware

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
Ohio Haverly Finance Company, L.P.	Delaware
Rampart CLO 2006-I Ltd.	Cayman Islands
Rampart CLO 2007 Ltd.	Cayman Islands
Red Bird GP, Ltd.	Cayman Islands
RWNIH-ALL Advisors, LLC	Delaware
Smart & Final Holdco LLC	Delaware
ST Holdings GP, LLC	Delaware
ST Management Holdings, LLC	Delaware
Stanhope Life Advisors, L.P.	Cayman Islands
Stone Tower CLO II Ltd.	Cayman Islands
Stone Tower CLO III Ltd.	Cayman Islands
Stone Tower CLO IV Ltd	Cayman Islands
Stone Tower CLO V Ltd	Cayman Islands
Stone Tower CLO VI Ltd.	Cayman Islands
Stone Tower CLO VII Ltd.	Cayman Islands
Stone Tower Credit Solutions Fund LP	Delaware
Stone Tower Credit Solutions GP LLC	Delaware
Stone Tower Europe Limited	Ireland
Stone Tower Europe LLC	Delaware
Stone Tower Offshore Ltd.	Cayman Islands
Stone Tower Structured Credit Recovery Partners GP, LLC	Delaware
VC GP C, LLC	Delaware
VC GP, LLC	Delaware
Verso Paper Investments Management LLC	Delaware